SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2011

WILLOW CREEK ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52970	27-3231761
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7251 W. Lake Mead Blvd., Suite 300
Las Vegas, Nevada 89128
(Address of principal executive offices)

(310) 600-8757
(Registrant’s Telephone Number)

Copy of all Communications to:

Carrillo, Huettel & Zouvas, LLP

3033 5th Avenue, Suite 400

San Diego, CA 92103

Telephone: 619.546.6100

Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a Technical Report and Resource Estimation (the “Report”), prepared by Certified Professional Geologist, Paul D. Noland on behalf of Willow Creek Enterprises, Inc., a Delaware corporation (the “Company”) with respect to the Company’s Hercules Gold Prospect located in Lyon County, Nevada (the “Hercules Project”).

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Technical Report and Resource Estimation dated March 25, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 28, 2011

Willow Creek Enterprises, Inc.

By: /s/Terry Fields

Name: Terry Fields

Title: CEO